                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY

                             DEL MONTE CORPORATION

                               OFFER TO EXCHANGE
                             ALL OF ITS OUTSTANDING
                   8 5/8% SENIOR SUBORDINATED NOTES DUE 2012
                                      FOR
               SERIES B 8 5/8% SENIOR SUBORDINATED NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

     As set forth in the Prospectus described below, this Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to tender for exchange any and all outstanding 8 5/8% Senior Subordinated Notes due 2012 (the "Outstanding Notes") of Del Monte Corporation, a Delaware corporation (the "Company"), pursuant to the offer by the Company to exchange Series B 8 5/8% Senior Subordinated Notes due 2012 which have been registered under the Securities Act of 1933 (the "Exchange Offer"), if certificates for Outstanding Notes are not immediately available or if such certificates for Outstanding Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                              The Bank of New York


                     By Mail:                                 By Overnight Mail or Courier:
                                                                   The Bank of New York
               The Bank of New York                             101 Barclay Street, 7 East
            101 Barclay Street, 7 East                       Corporate Trust Services Window
             New York, New York 10286                                  Ground Level
          Attention: Mr. Bernard Arsenec                            New York, NY 10286
            Corporate Trust Operations                        Attention: Mr. Bernard Arsenec
               Reorganization Unit                              Corporate Trust Operations
                                                                   Reorganization Unit
                     By Hand:                                Telephone number: (212) 815-5098
               The Bank of New York                   By Facsimile (for Eligible Institutions only):
            101 Barclay Street, 7 East
         Corporate Trust Services Window                           FAX: (212) 298-1915
                   Ground Level
                New York, NY 10286                           Confirm Facsimile by Telephone:
          Attention: Mr. Bernard Arsenec
            Corporate Trust Operations                                (212) 815-5098
               Reorganization Unit
         Telephone number: (212) 815-5098


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus) under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 17, 2003 UNLESS THE EXCHANGE OFFER IS EXTENDED.

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Ladies and Gentlemen:


     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated November 19, 2003 ("Prospectus") and in the related Letter of Transmittal (the "Letter of Transmittal"), receipt of each of which is hereby acknowledged, the principal amount of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures."



Principal Amount of Outstanding Notes Tendered         (Check box if Outstanding Notes will be tendered
for Exchange: (must be in denominations of             by book-entry transfer)
principal amount of $1,000 or any integral             [ ] The Depository Trust Company
multiple thereof):
$
------------------------------------------------

Outstanding Note Certificate No(s). (if                Account Number:
available):                                            ----------------------------------------
------------------------------------------------
------------------------------------------------

                                PLEASE SIGN HERE

       X ------------------------------                     X ------------------------------
       X ------------------------------                     X ------------------------------
    Signature(s) of Owner(s) or Authorized                                Date
                  Signatory

Must be signed by the holder(s) of Outstanding Notes as their names(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity
--------------------------------------------------------------------------------

Address(es)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution, having an office or correspondent in the United States, hereby (a) represents that the above named persons "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees either to deliver to the Exchange Agent the certificates representing all the Outstanding Notes tendered hereby, in proper form for transfer and together with a properly completed and duly executed Letter of Transmittal, or a facsimile thereof or agent's message in lieu thereof, or to deliver such Outstanding Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), together with a confirmation of a book-entry transfer of the tendered Outstanding Notes into the Exchange Agent's account at DTC, and, in either case, to deliver any other required documents, all within three business days after the Expiration Date.

----------------------------------------------       ----------------------------------------------
                 Name of Firm                                     Authorized Signature



----------------------------------------------       Name -----------------------------------------
                   Address                                        Please Type or Print



----------------------------------------------       Title ----------------------------------------
                   Zip Code



Area Code and Tel. No. -----------------------       Dated ----------------------------------, 2003

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS NOTICE.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3